UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 16, 2025

DARLING INGREDIENTS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 N. MACARTHUR BLVD., IRVING, TEXAS		75038
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $0.01 par value per share	DAR	New York Stock Exchange (“NYSE”) NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 16, 2025, Darling Ingredients Inc. (“Darling”) issued a press release announcing that Darling Global Finance B.V., an indirect, wholly-owned subsidiary of Darling incorporated as a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) under Dutch law, has launched an offering of €750 million in aggregate principal amount of senior notes. The offering is subject to market and other customary conditions. Darling also announced that it intends to amend and restate its Second Amended and Restated Credit Agreement, dated as of January 6, 2014 (as amended from time to time), pursuant to a Third Amended and Restated Credit Agreement. A copy of the press release announcing the offering and proposed entry into the Third Amended and Restated Credit Agreement is attached hereto as Exhibit 99.1.

Cautionary Statements Regarding Forward-Looking Information:

This Current Report and Exhibit 99.1 includes “forward-looking statements,” which include information concerning potential refinancing transactions that Darling may enter into and other information that is not historical information. When used in this Current Report and Exhibit 99.1, the words “intends” and “will” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon Darling’s current expectations and beliefs and various assumptions. There can be no assurance that Darling will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties, many of which are outside of Darling’s control, that could cause actual results to differ materially from the results expressed or implied by such forward-looking statements. These include factors which could preclude Darling from pricing or closing the proposed refinancing transactions or realizing the anticipated benefits of the proposed refinancing transactions such as potential investor and lender interest, general conditions in the capital and credit markets, the attractiveness of the terms of the refinancing transactions and the satisfaction of conditions to the refinancing transactions. Other risk factors include those that are discussed in Darling’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and Darling undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated June 16, 2025, announcing the launch of an offering of €750 million senior notes by Darling Global Finance B.V. and proposed entry into a new amended and restated credit agreement.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INGREDIENTS INC.

Date: June 16, 2025	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President – General Counsel and Secretary